RISKS (Details 5) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Risks
Total borrowings	$ 1,613	$ 1,438
Less: cash and cash equivalents, and financial assets at fair value through profit and loss	(692)	(568)
Net debt	921	870
Total capital attributable to owners	$ 3,198	$ 2,655
Leverage ratio	2880.00%	3277.00%